                                                             Exhibit 10.18


                                  AGREEMENT

     This AGREEMENT made and entered into this 3rd day of December, 1997 by Kaire International, Inc., a Delaware Corporation, party of the first part and hereinafter "Kaire", and Loren E. Bagley, William F. Woodburn, J.T. Whitworth, Mark D. Woodburn, and Robert L. Richards, parties of the second part.

                                  RECITALS

     WHEREAS, Loren E. Bagley has loaned the sum of $120,411.85 to Kaire evidenced by that certain note attached hereto and incorporated herein;

     WHEREAS, William F. Woodburn has loaned the sum of $120,411.85 to Kaire evidenced by that certain note attached hereto and incorporated herein;

     WHEREAS, J.T. Whitworth has loaned the sum of $140,070.72 to Kaire evidenced by that certain note attached hereto and incorporated herein;

     WHEREAS, Mark D. Woodburn has loaned the sum of $3,700.26 to Kaire evidenced by that certain note attached hereto and incorporated herein;

     WHEREAS, Robert L. Richards has loaned the sum of $118,265.84 to Kaire evidenced by that certain note attached hereto and incorporated herein;

     NOW, THEREFORE, for and in consideration of the sum of $10.00, cash in hand paid, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties of the second part agree to the following repayment terms:

     Kaire shall not be obligated to make any payment on the cumulative indebtedness of the parties of the second part until after the end of the first calendar quarter in which Kaire has achieved positive net cash flow (the "Initial Payment Quarter"), and that within 30 days after the end of the Initial Payment Quarter and each succeeding calendar quarter in which Kaire has achieved positive net cash flow, Kaire shall only be obligated to make a payment to the parties of the second part, on a prorata basis, on such indebtedness in an aggregate amount equal to 50% of the positive net cash flow for each such calendar quarter.

/s/ Robert L. Richards                            /s/ J.T. Whitworth
------------------------------                  ------------------------------
Kaire International, Inc.                       J.T. Whitworth
By its Chief Executive Officer

/s/ Loren E. Bagley                               /s/ Robert L. Richards
------------------------------                  ------------------------------
Loren E. Bagley                                 Robert L. Richards

/s/ W. F. Woodburn                                /s/ Mark D. Woodburn
------------------------------                  ------------------------------
William F. Woodburn                             Mark D. Woodburn